Exhibit 4.1

NUMBER                                                                                                                      SHARES

MDS                                                 MEDIS TECHNOLOGIES LTD.

                                                                                               SEE REVERSE FOR CERTAIN DEFINITIONS
   COMMON STOCK                  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE          CUSIP

THIS CERTIFIES THAT







is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF

      ----------------------------------------------                       -------------------------------------------------
----------------------------------------------------MEDIS TECHNOLOGIES LTD.-------------------------------------------------------
      ----------------------------------------------                       -------------------------------------------------


(the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and are subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate assents by acceptance hereof.
This certificate is not valid unless countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                                    MEDIS TECHNOLOGIES LTD.
                                                           CORPORATE
                                                             SEAL
                                                             1992
               SECRETARY                                   DELAWARE                                  PRESIDENT
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COUNTERSIGNED AND REGISTERED:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, N.Y.)

BY                           TRANSFER AGENT

                            AUTHORIZED SIGNATURE




                            MEDIS TECHNOLOGIES LTD.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations;

   TEN COM - as tenants in common                UNIF GIFT MIN ACT - ..........Custodian...........
   TEN ENT - as tenants by the entireties                              (Cust)             (Minor)
   JT TEN  - as joint tenants with right of                          under Uniform Gifts to Minors
             survivorship and not as tenants                         Act ..........................
             in common                                                           (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------


--------------------------------------


______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

_______________________________________________________________________ Shares
of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
__________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________


                                           ____________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad 15.